UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2008 (October 7, 2008)

I2 TELECOM INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Washington	0-27704	91-1426372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

5070 Old Ellis Pointe, Suite 110

Roswell, Georgia 30076

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:  (404) 567-4750

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 7, 2008, the registrant received a Notice of Allowance from the U.S. Patent and Trademark Office (“USPTO”) for its patent application involving four claims for “Dynamically Adapting the Transmission Rate of Packets in Real-Time VoIP Communications to the Available Bandwidth” (“DMTR”) technology. A Notice of Allowance is issued by the USPTO if one or more claims in a patent application are allowed. As of the date of this report, the registrant’s patent application is still pending before the USPTO. The registrant issued a press release on October 14, 2008, which is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exh. No.	Description

99.1	Press Release, dated October 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2008	I2 TELECOM INTERNATIONAL, INC. (Registrant)

	By:	/s/ Paul Arena
Paul Arena Chief Executive Officer